-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                   SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549


                              FORM 8-K

                           CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF
                  THE SECURITIES EXCHANGE ACT OF 1934

                          NOVEMBER 9, 1999
                       ----------------------
            Date of Report (Date of earliest event reported)


                   LATTICE SEMICONDUCTOR CORPORATION
-------------------------------------------------------------------------------
          (Exact name of registrant as specified in its charter)

    DELAWARE                     000 - 18032                   93-0835214
-------------------      --------------------------       ---------------------
 (State or other          (Commission File Number)          (I.R.S. Employer
  jurisdiction of                                           Identification No.)
  incorporation)


                            5555 NE MOORE COURT
                          HILLSBORO, OR 97124-6421
                   -------------------------------------
                  (Address of principal executive offices)


                             (503) 268-8000
         ------------------------------------------------------------
           (Registrant's telephone number, including area code)

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

ITEM 8.      CHANGE IN FISCAL YEAR

     On November 9, 1999, the Board of Directors of Lattice Semiconductor Corporation, a Delaware corporation and the Registrant herein, approved a resolution to change the accounting year of the Registrant from a fiscal year ending on the Saturday closest to March 31 to a fiscal year ending on the Saturday closest to December 31. The Registrant will file an Annual Report on Form 10-K for the nine-month fiscal year ending January 1, 2000.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           LATTICE SEMICONDUCTOR CORPORATION

Date: November 17, 1999                    By: /s/ Stephen Skaggs
                                              -------------------------------
                                           Name:  Stephen Skaggs
                                           Title:  Chief Financial Officer


                                       -3-